SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 27, 2002



RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of June 1, 2002 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 2002-HS2)


                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE              333-76246                 41-1808858
            --------              ---------                 ----------
(STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION
                                                    NO.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




      Registrant's telephone number, including area code, is (952) 857-7000

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                         Exhibit Index located on Page 2



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

        On June 27, 2002, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan Pass-Through Certificates, Series 2002-HS2, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2002, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                               Sequentially
                                                                   Numbered
Exhibit                                                             Exhibit
Number                                                                 Page

10.1 Pooling and Servicing Agreement, dated as of June 1, 2002 among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                             By: //s// Lisa R. Lundsten
                                --------------------------------------
                             Name:    Lisa R. Lundsten
                             Title:   Vice President



Dated: June 27, 2002

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                                  Exhibit 10.1

                         Pooling and Servicing Agreement



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